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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation or Organization)	(I.R.S. Employer Identification No.)
100 Bellevue Parkway, Wilmington, Delaware (Address of Principal Executive Offices)	19809 (Zip Code)
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

        Securities Act registration statement file number to which this form relates:        333-112166

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Common Shares of Beneficial Interest	American Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act:

None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item. 1 Description of Registrant's Securities to be Registered.

        The description of the Registrant's securities to be registered is incorpo rated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (File Nos. 333-113316 and 811-21522), as filed electronically with the Securities and Exchange Commission (the "Commission") on March 5, 2004 (Accession No. 0000950172-04-000581) ("Registration Statement on Form N-2"), and as amended by Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, as filed with the Commission on March 26, 2004 (Accession No. 0000950172-04-000750).

Item 2. Exhibits.

        Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST
	By:	/s/ ROBERT S. KAPITO Name: Robert S. Kapito Title: Trustee and President (Principal Executive Officer)
Date: May 20, 2004

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INFORMATION REQUIRED IN REGISTRATION STATEMENT
SIGNATURE